Mairs and Power
Balanced Fund, Inc.

1st Quarter Report

March 31, 2008

May 16, 2008

To Our Shareholders:

First Quarter Results

The first quarter proved to be a very challenging period reflecting a variety of problems including the overall economic slowdown, sharply higher food and energy costs, worsening housing problems and a narrowly averted credit crisis of unknown dimensions. While showing a negative return of -4.1%, the Balanced Fund fared somewhat better than its benchmark composite index (60% Standard & Poor's 500 Stock Index and 40% Lehman Bros Gov't/Credit Bond Index) which posted a negative return of -4.7%. The Fund did better than most equity indices like the Dow Jones Industrial Average and S&P 500 which produced respective negative returns of -7.0% and -9.4% but not as well as the Lehman Bros. Gov't/Credit Bond Index which showed a relatively strong return of +2.5%. A peer group universe of balanced funds shown in the Wall Street Journal also had a greater negative average return of -5.8%.

Recently reported Gross Domestic Product figures indicated that the economy managed to eke out a better than expected 0.6% (preliminary basis) gain on the strength of inventory accumulation and an improvement in exports. However, absent these two factors, the economy is estimated to have contracted a slight 0.4%. Consumer spending rose by only 1% with weak employment trends and rising food and energy costs weighing heavily on consumer confidence and financial wherewithal. Business capital spending slipped 2.5% reflecting a rising level of uncertainty. Government spending rose slightly bolstered by increased defense spending. Corporate profits are estimated to have declined by 10% or more with most of the damage in the financial sector as many other companies continued to report increases in response to stronger overseas operating results along with currency translation gains.

Because of growing concerns over the direction of the economy and the availability of credit, the Federal Reserve has become increasingly accommodative in its monetary policies by reducing the overnight Federal funds rate a total of 2 1/4 percentage points on four separate occasions since the beginning of the year. However, longer term rates have held rather steady due to an increased level of anxiety over the future rate of inflation. Corporate bonds generally performed quite poorly during the period given the economic uncertainties and questions about market liquidity.

After falling sharply in January and again in March, the stock market seems to have stabilized and begun a sustainable recovery in recent weeks even though economic trends continue to deteriorate on balance. Among the various industry groups, the financial and technology sectors were among the weakest areas of the market during the first quarter while the more defensive sectors (consumer staples and utilities) did much better. Responding to the worldwide strength in commodity prices, energy and other basic industrial areas such as chemicals, metals and mining also performed very well. Within the Fund, the best performing individual issues included IBM (+6.5%), General Mills (+5.1%), Home Depot (+3.8%) and United Parcel Service (+3.3%) while the worst performers included MTS Systems (-24.4%), Merrill Lynch (-24.1%), Briggs & Stratton (-21.0%) and SUPERVALU (-20.1%).

Future Outlook

In light of such negative trends as weakening employment, falling home prices and rising food and energy costs, the outlook for consumer spending would seem to be anything but promising. On the other hand, interest rate declines together with the added stimulus from tax rebates may be enough to gradually improve spending in the second half of the year and on into 2009. This would be especially true with any reversal in the recent steep run-up in energy costs brought on by as much from speculation as fundamental demand growth. While housing prices may continue to erode, the major portion of the decline seems likely to have already taken place. However, any recovery in prices is not expected for some time to come given a substantial inventory over-hang of unsold homes. Business spending could also show some pick-up in the months to come as a consequence of any improvement in final demand in the U. S. along with the likelihood of continued strong growth in Asian and Latin American markets. Corporations also have the capacity to ramp-up spending with plenty of cash and relatively strong balance sheets.

Although inflation has remained relatively well behaved in the face of escalating commodity costs so far, further pressures could result in higher long-term interest rates. While this is a major risk looking ahead, recent price trends suggest the worst may be behind us. However, because of Federal Reserve concerns about inflation, any improvement in economic growth and/or cost increases could also trigger a reversal of some of the recent policy initiatives affecting short-term interest rates.

Considering the fact that the stock market has generally been regarded as a leading indicator, recent gains may suggest that better times are ahead for the economy. If in fact the economy does begin a recovery in the second half, the outlook for corporate profits would similarly improve and justify a further improvement in stock prices. Stock market valuation levels remain historically reasonable in relation to interest rates at approximately 16x estimated current year earnings for the S&P 500 Index.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through March 31, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	-0.93%	9.98%	6.60%	10.48%
S&P 500	-5.08%	11.32%	3.50%	10.95%
Composite Index	0.28%	8.79%	4.85%	9.84%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  March 31, 2008

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison,
MBA Finance 1980

Top Ten Common Stock Holdings

(Percent of Total Investments) 1

3M Co.	3.5%
Emerson Electric Co.	3.4
Schlumberger, Ltd.	2.6
Wells Fargo & Co.	2.5
ConocoPhillips	2.2
Honeywell International Inc.	2.2
Pentair, Inc.	2.2
Baxter International Inc.	2.1
H. B. Fuller Co.	2.1
Graco Inc.	2.0

Portfolio Composition

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$60.15
Expense Ratio (Dec. 31, 2007)	0.77%
Portfolio Turnover Rate (Dec. 31, 2007)	9.07%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Diversification

(Percent of Total Investments)

Fixed Income Securities 31.4%
Corporate Bonds	16.8%
Federal Agency Obligations	14.0
Asset-Backed Securities	0.5
Convertible Corporate Bonds	0.1
Common Stocks 64.3%
Financial	11.6
Energy	9.0
Health Care	8.5
Technology	8.2
Capital Goods	6.2
Consumer Staple	5.6
Diversified	5.2
Basic Industries	5.1
Consumer Cyclical	2.6
Transportation	1.8
Utilities	0.5
Short-term Investments 4.3%	4.3
100.0%

1  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

SCHEDULE OF INVESTMENTS (unaudited)  March 31, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 31.4%
	FEDERAL AGENCY OBLIGATIONS 14.0%
$500,000	Federal Farm Credit Bank	6.05%	04/18/16	$500,780
500,000	Federal Farm Credit Bank	6.25%	08/01/16	505,979
500,000	Federal Home Loan Bank	6.00%	06/29/17	513,227
250,000	Federal Home Loan Bank	5.65%	08/13/18	250,093
500,000	Federal Home Loan Bank	5.75%	03/23/22	503,257
500,000	Federal Home Loan Mortgage Corp.	6.00%	06/05/15	502,833
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	500,558
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	250,085
475,000	Federal Home Loan Mortgage Corp.	6.00%	02/28/22	475,170
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/14/22	500,179
250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	250,087
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/03/28	505,038
500,000	Federal National Mortgage Association	5.40%	02/23/17	500,369
500,000	Federal National Mortgage Association	5.60%	03/28/17	507,580
250,000	Federal National Mortgage Association	5.50%	04/08/19	250,195
250,000	Federal National Mortgage Association	5.52%	04/12/19	250,195
250,000	Federal National Mortgage Association	6.00%	05/03/19	250,794
500,000	Federal National Mortgage Association (e)	5.00%	07/26/19	500,321
250,000	Federal National Mortgage Association	5.63%	08/05/19	250,760
500,000	Federal National Mortgage Association	5.50%	02/28/20	505,852
500,000	Federal National Mortgage Association	5.65%	03/09/20	502,968
500,000	Federal National Mortgage Association	5.75%	03/09/20	503,059
500,000	Federal National Mortgage Association	5.75%	03/16/20	500,409
250,000	Federal National Mortgage Association	5.75%	06/08/20	250,197
500,000	Federal National Mortgage Association	5.81%	06/30/20	503,922
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	1,000,799
500,000	Federal National Mortgage Association	6.00%	08/10/20	500,430
500,000	Federal National Mortgage Association	6.00%	08/18/20	500,430
500,000	Federal National Mortgage Association	6.00%	08/25/20	500,429
500,000	Federal National Mortgage Association	6.00%	10/13/20	500,420
1,000,000	Federal National Mortgage Association	6.25%	04/25/22	1,000,851
400,000	Federal National Mortgage Association	6.00%	08/16/22	400,318
500,000	Federal National Mortgage Association	6.00%	02/22/23	502,229
500,000	Federal National Mortgage Association	6.13%	03/06/23	502,942
500,000	Federal National Mortgage Association	6.00%	03/13/23	503,132
500,000	Federal National Mortgage Association	6.00%	03/21/25	503,782

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	6.00%	04/04/25	$500,430
500,000	Federal National Mortgage Association	6.00%	06/02/25	502,894
500,000	Federal National Mortgage Association	6.00%	07/11/25	500,483
500,000	Federal National Mortgage Association	6.00%	10/06/25	500,439
				18,953,915
	CORPORATE BONDS 16.8%
	FINANCIAL 11.6%
248,000	Ford Motor Credit Co.	7.375%	10/28/09	225,961
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	216,241
250,000	Bear Stearns Co. Inc.	5.85%	07/19/10	237,691
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	196,841
250,000	Ford Motor Credit Co.	5.30%	04/20/11	196,488
250,000	Household Finance Corp.	6.375%	10/15/11	256,976
200,000	Ford Motor Credit Co.	7.00%	11/26/11	151,241
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	190,120
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	281,731
500,000	CIT Group Inc.	5.40%	03/07/13	400,471
250,000	Allstate Corp.	7.50%	06/15/13	283,371
500,000	Harleysville Group	5.75%	07/15/13	512,005
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	353,851
500,000	American General Finance Corp.	6.00%	12/15/14	490,371
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	269,811
500,000	Merrill Lynch & Co., Inc.	6.05%	05/16/16	474,462
500,000	Western Union Co.	5.93%	10/01/16	496,384
500,000	National City Bank	5.25%	12/15/16	369,284
500,000	Citigroup Inc.	5.50%	02/15/17	468,356
250,000	Merrill Lynch & Co., Inc.	5.70%	05/02/17	237,485
250,000	CIT Group Inc.	5.80%	05/15/17	155,804
500,000	Lehman Brothers Holdings Inc.	6.50%	07/19/17	474,823
500,000	American Express Bank	6.00%	09/13/17	487,438
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	145,483
500,000	Bear Stearns Co. Inc.	6.40%	10/02/17	493,701
500,000	Prudential Financial Inc.	6.00%	12/01/17	503,955
500,000	American General Finance Corp.	6.90%	12/15/17	488,637

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Morgan Stanley	5.95%	12/28/17	$483,229
500,000	Goldman Sachs Group	5.95%	01/18/18	495,125
500,000	Wachovia Corp.	5.75%	02/01/18	489,742
500,000	United Health Group, Inc.	6.00%	02/15/18	489,759
250,000	Lincoln National Corp.	7.00%	03/15/18	270,579
500,000	Suntrust Bank	7.25%	03/15/18	511,339
500,000	Morgan Stanley	6.625%	04/01/18	500,176
500,000	General Electric Capital Corp.	6.35%	05/12/18	510,771
500,000	Provident Cos.	7.00%	07/15/18	484,651
250,000	Berkley (WR) Corp.	6.15%	08/15/19	247,567
500,000	Prudential Financial Inc.	6.00%	02/15/23	494,442
250,000	Household Finance Corp.	5.25%	06/15/23	229,532
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	274,613
250,000	Provident Cos.	7.25%	03/15/28	214,201
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	459,096
				15,213,804
	INDUSTRIAL 4.0%
350,000	Corning Inc.	6.30%	03/01/09	358,509
500,000	SUPERVALU Inc.	7.875%	08/01/09	514,134
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	268,838
250,000	Hertz Corp.	7.40%	03/01/11	236,562
250,000	General Foods Corp.	7.00%	06/15/11	250,229
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	255,937
200,000	Ford Motor Co.	9.50%	09/15/11	178,000
250,000	Bombardier Inc. (a) (d)	6.75%	05/01/12	247,500
250,000	General Motors Corp.	7.125%	07/15/13	192,500
250,000	Willamette Industries	7.125%	07/22/13	270,511
250,000	Maytag Corp.	5.00%	05/15/15	247,665
500,000	Fisher Scientific International, Inc.	6.13%	07/01/15	497,967
250,000	Servicemaster Co. (f)	7.10%	03/01/18	148,250
350,000	PPG Industries	7.40%	08/15/19	386,235
500,000	Wyeth	6.45%	02/01/24	533,342
865,000	Union Carbide Corp.	7.50%	06/01/25	855,590
500,000	Toro Co.	7.80%	06/15/27	560,014
				6,001,783

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES 1.2%
$250,000	Xcel Energy Inc.	7.00%	12/01/10	$269,222
250,000	TECO Energy, Inc.	7.00%	05/01/12	269,486
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	269,516
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	252,303
250,000	South Jersey Gas Co.	7.125%	10/22/18	281,588
250,000	United Utilities PLC (d)	5.375%	02/01/19	233,511
				1,575,626
	TOTAL CORPORATE BONDS			22,791,213
	ASSET-BACKED SECURITIES 0.5%
	EQUIPMENT LEASES 0.5%
250,000	Continental Airlines (f)	6.32%	05/01/10	249,250
250,000	American Airlines Inc.	7.858%	10/01/11	250,000
193,983	General American Transportation	7.50%	02/28/15	207,437
				706,687
	CONVERTIBLE CORPORATE BONDS 0.1%
	UTILITIES 0.1%
201,150	Noram Energy	6.00%	03/15/12	198,133
	TOTAL FIXED INCOME SECURITIES			$42,649,948
	(cost $42,850,627)

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Shares	Security Description	Market Value
	COMMON STOCKS 64.3%
	BASIC INDUSTRIES 5.1%
66,000	Bemis Co., Inc.	$1,678,380
138,000	H. B. Fuller Co.	2,816,580
125,000	The Valspar Corp.	2,480,000
		6,974,960
	CAPITAL GOODS 6.2%
76,000	Graco Inc.	2,755,760
20,000	Ingersoll-Rand Co. Ltd. (d)	891,600
53,000	MTS Systems Corp.	1,709,780
95,000	Pentair, Inc.	3,030,500
		8,387,640
	CONSUMER CYCLICAL 2.6%
61,000	Briggs & Stratton Corp.	1,091,900
15,000	Genuine Parts Co.	603,300
55,000	Home Depot, Inc.	1,538,350
30,000	Sturm, Ruger & Co., Inc. (b)	247,200
		3,480,750
	CONSUMER STAPLE 5.6%
37,000	General Mills, Inc.	2,215,560
13,000	The Hershey Co.	489,710
60,000	Hormel Foods Corp.	2,499,600
25,000	Kimberly-Clark Corp.	1,613,750
24,000	SUPERVALU Inc.	719,520
		7,538,140
	DIVERSIFIED 5.2%
62,000	General Electric Co.	2,294,620
60,000	3M Co.	4,749,000
		7,043,620
	ENERGY 9.0%
25,000	BP p.l.c. ADR (c) (d)	1,516,250
40,000	ConocoPhillips	3,048,400
26,000	Exxon Mobil Corp.	2,199,080
25,000	Murphy Oil Corp.	2,053,500
40,000	Schlumberger, Ltd. (d)	3,480,000
		12,297,230

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Shares	Security Description	Market Value
COMMON STOCKS (continued)
FINANCIAL 11.6%
20,000	American Express Co.	$874,400
35,000	Associated Banc-Corp.	932,050
20,000	Bank of America Corp.	758,200
45,000	JPMorgan Chase & Co.	1,932,750
20,000	Lincoln National Corp.	1,040,000
37,000	Merrill Lynch & Co., Inc.	1,507,380
21,000	Principal Financial Group	1,170,120
50,000	TCF Financial Corp.	896,000
31,000	The Travelers Cos., Inc.	1,483,350
55,000	U.S. Bancorp	1,779,800
115,000	Wells Fargo & Co.	3,346,500
		15,720,550
HEALTH CARE 8.5%
50,000	Baxter International Inc.	2,891,000
50,000	Bristol-Myers Squibb Co.	1,065,000
45,000	Eli Lilly & Co.	2,321,550
26,000	Johnson & Johnson	1,686,620
90,000	Pfizer Inc.	1,883,700
40,000	Wyeth	1,670,400
		11,518,270
TECHNOLOGY 8.2%
70,000	Corning Inc.	1,682,800
91,000	Emerson Electric Co.	4,682,860
54,000	Honeywell International Inc.	3,046,680
15,000	International Business Machines Corp.	1,727,100
		11,139,440
TRANSPORTATION 1.8%
33,000	United Parcel Service, Inc. – Cl B	2,409,660
UTILITIES 0.5%
40,000	Xcel Energy Inc.	798,000
	TOTAL COMMON STOCKS (cost $55,625,194)	$87,308,260

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Shares	Security Description	Market Value
	SHORT-TERM INVESTMENTS 4.3%
5,806,316	First American Prime Obligations Fund, Class Z	$5,806,316
	(cost $5,806,316)
	TOTAL INVESTMENTS 100.0%	$135,764,524
	(cost $104,282,137)
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	(7,631)
	TOTAL NET ASSETS 100.0%	$135,756,893

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of March 31, 2008, the value of these securities was $1,532,751 or 1.1% of total net assets.

(b)  Non-income producing.

(c)  American Depository Receipt.

(d)  Foreign security denominated in U.S. dollars.

(e)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of March 31, 2008.

(f)  Securities are fair valued. As of March 31, 2008, the fair value of these investments was $397,500 or 0.3% of total net assets.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  March 31, 2008

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of March 31, 2008, the Fund held two fair valued securities with a total value of $397,500, or 0.3% of total net assets.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

  Level 1 — Quoted prices in the active markets for identical securities.

  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

While a uniform presentation is the objective of this disclosure, industry implementation is in its initial stages and it is likely that there will be a range of practices used. Over the course of the next period there may be changes to the overall presentation and classification of securities as the industry standard becomes more uniform. Care should be utilized in interpreting this information and/or using it for comparisons with other mutual funds. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2008.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$93,114,576
Level 2 — Other Significant Observable Inputs	$42,649,948
Level 3 — Significant Unobservable Inputs	—
Total	$135,764,524

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income Taxes

At March 31, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $31,482,387 of which $34,825,310 represented appreciated investment securities and $3,342,923 represented depreciated investment securities.

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Mairs and Power Balanced Fund, Inc.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice-President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director

Mairs and Power
Balanced Fund